                                                                   Exhibit 10.23
                                 AMENDMENT No. 7

                                       to

                        THE DEVELOPMENT AND MANUFACTURING
                               SERVICES AGREEMENT

                              Dated 08 January 2004

                                     Between

                               LONZA BIOLOGICS ***

                                       and

                          TRUBION PHARMACEUTICALS, INC.

THIS AMENDMENT No. 7 ("Seventh Amendment") is made the 12th day of May 2005

BETWEEN

LONZA BIOLOGICS *** of *** (hereinafter referred to as "LB"), and

TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

WHEREAS

A. LB and the Customer entered into a development and manufacturing services agreement ("the Agreement") dated 08 January 2004, pursuant to which LB agreed to provide Services to the Customer, and,

B. The Customer now wishes LB to perform additional services under the Agreement, and,

C. LB is willing to perform such additional services on the terms set out in the Agreement, and,

D. The parties wish to amend the Agreement in accordance with Clause 13.5 thereto.

NOW THEREFORE IT IS HEREBY AGREED as follows:

     1. TWO NEW STAGES, STAGES 27 AND 28 SHALL BE ADDED TO SCHEDULE 2 OF THE AGREEMENT TO READ AS FOLLOWS:

     "STAGE 27 ***

     BACKGROUND

     ***

     27.1 OBJECTIVES

     ***

     27.2 ACTIVITIES

     ***

     27.3 DELIVERABLES

          27.3.1 A copy of the *** prepared in activity 27.2.1.

          27.3.2 Appropriate samples from the *** as agreed in activity 27.2.1.

          27.3.3 A copy of the *** study report prepared in activity 27.2.12.

          27.3.4 Remaining Product (from activity 27.2.16) and/or clarified culture supernatant (from activity 27.2.15).

     27.4 TIMESCALE

          Stage 27 can commence upon receipt of the *** at LB and it is estimated that Stage 27 will be complete approximately *** from the commencement.

     STAGE 28 ***

     BACKGROUND

     ***

     28.1 OBJECTIVES

     ***

     28.2 ACTIVITIES

     ***

     28.3 DELIVERABLES

          28.3.1 Information package containing the documentation necessary to
          ***.

          28.3.2 Assistance in establishment and qualification ***.

     28.4 TIMESCALE

     Stage 28 can commence upon signature of this Amendment No. 7 and is estimated to be complete either *** from commencement or *** after LB's visit to *** Facility, whichever the sooner.

     SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, AS SET OUT BELOW. INVOICES FOR THESE ADDITIONAL SERVICES SHALL BE ISSUED, AND CUSTOMER PAYMENTS SHALL BE MADE, IN ***:

     "1.  PRICE

     ***

     2. PAYMENT

     FOR STAGE 27 - ***

     ***  upon commencement of ***

     ***  upon completion of ***

     FOR STAGE 27 - ***

     ***  upon commencement ***

     ***  upon completion ***

     FOR STAGE 28 - ***

     ***  upon commencement of Stage 28.

     ***  upon completion (no later than 3 months from commencement)

     FOR STAGE 28 - ***

     ***  payable one week following the visit to *** facility

     SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


Signed for and on behalf of             ***
LONZA BIOLOGICS ***                     ----------------------------------------

                                        ***
                                        ----------------------------------------
                                        TITLE


Signed for and on behalf of             /s/ Peter A. Thompson
                                        ----------------------------------------
TUBION PHARMACEUTICALS, INC.            Chief Executive Officer
                                        TITLE


                                      -3-